UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 27, 2011

PIER 1 IMPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07832	75-1729843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Pier 1 Place, Fort Worth, Texas 76102
(Address of principal executive offices, including zip code)

817-252-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)	As previously reported on a Form 8-K dated December 15, 2009, the Board of Directors of Pier 1 Imports, Inc. (the “Company”) approved a renewal and extension of the employment agreement of Alexander W. Smith (the “Employment Agreement”), the President and Chief Executive Officer of the Company.

Pursuant to the Employment Agreement, Mr. Smith received a grant of 375,000 shares of restricted stock on February 27, 2011 under the Company’s 2006 Stock Incentive Plan, restated as amended. One-half of the grant, or 187,500 shares, will vest one-third per year on February 25, 2012, March 2, 2013, and March 1, 2014 provided Mr. Smith is employed on such dates. The form of the Company’s Restricted Stock Award Agreement for this award is attached as Exhibit 10.1.

The other one-half of the grant, or 187,500 shares, is a performance-based grant, which will vest one-third per year provided that, in each case, the Company satisfies certain performance targets established by the Board of Directors or the Compensation Committee for the fiscal years of the Company ending February 25, 2012, March 2, 2013, and March 1, 2014 and provided Mr. Smith is employed on such dates. The form of the Company’s Restricted Stock Award Agreement for this award is attached as Exhibit 10.2.
Item 7.01	Regulation FD Disclosure.
On March 3, 2011, the Company issued a press release announcing the Company’s fourth quarter and fiscal year sales results for the periods ended February 26, 2011, and the Company’s presentation at the Raymond James Institutional Investors Conference. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

	Exhibit No.	Description

	10.1	Restricted Stock Award Agreement dated February 27, 2011 by and between Alexander W. Smith and Pier 1 Imports, Inc. (time-based award agreement).

	10.2	Restricted Stock Award Agreement dated February 27, 2011 by and between Alexander W. Smith and Pier 1 Imports, Inc. (performance-based award agreement).

	99.1	Press release dated March 3, 2011 announcing the Company’s fourth quarter and fiscal year sales results for the periods ended February 26, 2011, and the Company’s presentation at the Raymond James Institutional Investors Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date:	March 3, 2011	By:	/s/ Michael A. Carter
Michael A. Carter, Senior Vice President and
General Counsel, Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Restricted Stock Award Agreement dated February 27, 2011 by and between Alexander W. Smith and Pier 1 Imports, Inc. (time-based award agreement).

10.2	Restricted Stock Award Agreement dated February 27, 2011 by and between Alexander W. Smith and Pier 1 Imports, Inc. (performance-based award agreement).

99.1

Press release dated March 3, 2011 announcing the Company’s fourth quarter and fiscal year sales results for the periods ended February 26, 2011, and the Company’s presentation at the Raymond James Institutional Investors Conference.